Exhibit 99.1

INVESTOR Presentation November 2023

Forward Looking Statements

Forward-Looking Statements

This presentation contains, and future oral and written statements by us and our management may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of our beliefs concerning future events, business plans, objectives, expected operating results, and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "aim," "intend," "plan," or words or phases of similar meaning. We caution that the forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. Such forward-looking statements are based on various assumptions (some of which may be beyond our control) and are subject to risks and uncertainties, which change overtime, and other factors which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this presentation. Therefore, we caution you not to place undue reliance on our forward-looking information and statements. We disclaim any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required bylaw.

Industry Information

This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates, and forecasts are based on information obtained from government reports, trade and business organizations and other contacts in the markets in which we operate and our management's understanding of industry conditions. Although we believe that this information (including the industry publications and third party research, surveys, and studies) is accurate and reliable, we have not independently verified such information. In addition, estimates, forecasts and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Finally, forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

Non-GAAP Financial Measures

We present tangible shareholders' equity to tangible assets to help us describe our operating performance. Our presentation of these non-GAAP measures is intended as a supplemental measure of our performance that is not required by, or presented in accordance with U.S. generally accepted accounting principles ("GAAP"). These non-GAAP measures should not be considered as an alternative to performance measures derived in accordance with U.S. GAAP. Our presentation of these non-GAAP measures should not be construed to imply that our future results will be unaffected by these items. See the appendix to this presentation for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures.

orange county BANCORP, inc. 2

Franchise Overview 3 1) There are 3 branches located in Middletown. 2) See slide 14 for non - GAAP reconciliation information 3) Bank - level regulatory data Background ▪ Successfully completed IPO and NASDAQ listing in 2021 ▪ Bank was established in 1892 and has operated successfully for over 130 years ▪ Headquartered in Middletown, NY ▪ Premier business bank in the Hudson Valley region, operating in diverse and stable markets ▪ Highly attractive core deposit franchise ▪ Full service commercial bank with focus on small to medium sized businesses ▪ Diverse, high - margin private banking and trust/wealth management service offerings Strong Banking Institution with Established Presence in Stable Markets Geographic Presence (Yonkers opening in 2024) $2.5B TOTAL ASSETS $1.7B TOTAL NET LOANS $2.1B TOTAL DEPOSITS $1.4B AUM Company Background September 30, 2023 Snapshot Existing Branches (15) (1) Headquarters Market Footprint Financial Snapshot as of and for the Three Months Ended September 30, 2023 YTD Profitability Ratios Net Interest Margin 3.79% ROAA 1.17 % ROAE 19.28 % Regulatory Capital Ratios TCE/TA (2) 5.63% Tier 1 Leverage (3) 9.26% Tier 1 Capital Ratio (3) 12.69% Total Capital Ratio (3) 13.94% Asset Quality Ratios ACL/Total Loans 1.51% NPAs/TA (2) 0.39%

Structure & Scope Balanced, Client - Driven Business Model 4 Business Banking Private Banking Orange Wealth Management • 15 current branches, Yonkers location opening in 2024 • Focus on small to medium size businesses in the communities served • Seasoned lenders with significant regional and industry expertise • Comprehensive product offering • Full treasury management suite Key Metrics $1.7 billion loans $2.1 billion deposits • Launched in mid 2017 • Division of Orange Bank & Trust • Client - driven service linking our four primary product areas 1) Cash Management / Treasury 2) Loans (Commercial and/or Residential) 3) Trust, Estate and Custody Services 4) Investment Advisory Services (through HVIA) Over 600 Clients • Subsidiary of Orange County Bancorp, Inc. • Acquired in late 2012 from Sterling Bancorp • SEC registered Investment Advisor $1.4 billion AUM • Founding division of the Bank • Traditional trust & administration services to local clients • Niche focus on Special Needs Trust and Guardianship services Note: Key financials are as of September 30, 2023. Client - Driven Service Unifies Three Unique Product Areas

Business Strategy 5 Note: Financial data as of September 30, 2023. Leverage Relationships to Drive Organic Growth Derive Loan Growth Through Relationship - Based Model Continue to Grow Core Deposit Franchise Continue to Build Fee - Based Business Strategic Expansion / Opportunistic M&A • The Bank’s historical success has been closely tied to that of its clients and the communities it serves • Seek trusted advisor role with clients as they build their businesses with the Bank’s resources and support • Majority of loan growth comes from existing clients and referrals • Direct access to senior management offers customers quicker response time on loan applications and other transactions • Differentiated level of service provides a pricing advantage, often resulting in higher loan rates • Core deposits (includes all deposits except for certificates of deposit) comprise 91.4% of total funding, attributed to the Bank’s long - standing relationships with clients • Cash management has helped the Bank expand depth and efficiency of deposit product offerings • Strategic Expansion: Ongoing investments in Rockland, Westchester and Bronx Counties continue to be significant drivers of growth & profitability • Capitalize on Market Disruption: Consolidation from the sales/mergers of The Westchester Bank, Sterling National Bank, Hudson Valley Bank, Hometown Bank, and Greater Hudson Bank presents opportunities to hire seasoned bankers and capture market share • Opportunistic M&A: Could include fee - based business, whole bank or branch acquisitions that would improve market position in geographies with attractive demographics • Reaching approximately $1.4 billion in combined AUM in 2023, the Company’s trust and advisory services businesses provide a strong foundation of fee - based revenue • Company intends to expand HVIA’s services into Westchester and Rockland counties • Private Banking service enables over 600 clients to leverage the resources of the platform

Consistent History of Growth 6 Current Success is Attributed to Disciplined Organic Growth Gross Loans Ex. PPP ($M) Total Assets ($M) Consolidated Equity ($M) Total Deposits ($M)

Strong and Consistent Historical Profitability 7 Net Interest Margin (%) Net Income ($M) * ROAA (%) * Success Maintaining Strong Profitability Metrics * Q3, 2023 information represents the nine months ended September 30, 2023

Loan Composition 8 1) CRE loans as a % of Total Risk - Based Capital; Bank - level regulatory data. 2) Excluding PPP loans for quarter ended September 30, 2023. Note: Financial data as of September 30, 2023. Total Loans: $1.7 Billion Highly Diversified Portfolio with Conservative Concentrations ▪ Advantageous, relationship - based lending model through existing clients and referrals ▪ Syndicated loans represent less than 3.0% of total loans ▪ ~72% of loans are in market as of September 30, 2023 Composition by Geography Westchester 23% Orange 27% Bronx 14% Other NY counties 14% CT and other 4% New Jersey 7% Rockland 8% Manhattan 3% 419% CRE Concentration¹ (% of Risked - Based Capital) 5.77% Yield on Loans² (Excluding PPP Loans) Loan Portfolio Commentary (Dollars in thousands)

Leading Core Deposit Franchise

Stable and Low-Cost Core Funding Base



Time, 8.6%
Noninterest Bearing, 34.5%
Non-time Interest Bearing, 56.9%

Total Deposits:
$2.1 Billion

34.5%
Noninterest-Bearing

91.4%
Core Deposits

103 bps
Cost of Deposits *

50.7%
Transaction Accounts

Areas of Focus

Keys to Success

- ✓ Dedicated deposit relationship managers
- ✓ Investment into customer experience/cash management product suite
- ✓ Obtain deposit relationships at loan origination

Escrow

- ✓ Attractable DDA capture

Municipal Deposits

- ✓ Competitive products and niche focus
- ✓ Focused on local opportunities
- ✓ Long-term relationships

Uninsured Deposits

- ✓ Represented approximately 54% of total deposits at 9/30/23
- ✓ Adjusted for fully collateralized municipal deposits represented approximately 38% of total deposits at 9/30/23

Deposit Composition by Geography

Orange	44%
Westchester	36%
Rockland	7%
Bronx	4%
Other	9%

- Cost of total deposits calculated using total annualized deposit interest expense and average total deposits in the given period.

Note: Financial data as of September, 2023

orange county BANCORP, inc.

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Conservatively Managed Securities Portfolio 10 Note: As of September 30, 2023. * Includes $5 million ACL charge for Signature Bank subordinated debt ▪ $478.7 million in securities, primarily concentrated in mortgage - backed securities, municipal securities and U.S. government agencies ▪ Historically served as use for excess liquidity ▪ 100% of securities are classified as available for sale ▪ Approximately 72% pledged as collateral to secure public deposits ▪ Approximately 22% pledged as collateral for additional lines of credit Securities Portfolio Commentary Securities Portfolio Composition $478.7 Million Total Portfolio Fair Value of Investment Securities ▪ Decline in fair value was attributable to changes in interest rates ▪ No intent to sell securities before their anticipated recovery (Dollars in thousands)

Successful and Ongoing Expansion of Market Footprint Highly Attractive Market Geography Demonstrated Loan Growth Driven by Relationship - Based Model Complementary Offerings in Private Banking and Trust & Wealth Businesses Consistent and Attractive Performance Strong and Experienced Management Team Company Highlights 11 1) For the quarter ended September 30, 2023.

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Management Team 13 Experienced Leadership Team with Strong Ties to the Community

Non - GAAP Reconciliation 14